Exhibit 21.1

Subsidiaries of Lions Gate Entertainment Corp.

Name	Jurisdiction
3F Productions, Inc.	CA
ABX Productions Inc.	PA
Active TV Ltd	UK
Alternate Universe, LLC	CA
Ambitions Productions, Inc.	CA
American Lion Productions, LLC	CA
Amnesia Productions, LLC	CA
Anchor Bay Entertainment, LLC	DE
Anger Productions, Inc.	CA
Aries Pictures LLC	CO
Artisan Entertainment Inc.	DE
Artisan Film Investors LLC	DE
Artisan Home Entertainment Inc.	DE
Artisan Pictures LLC	DE
Atom Productions, Inc.	CA
Awaken Productions, Inc.	CA
BHF Productions Inc.	CA
Blair Witch Films, LLC	CA
Blind Man Productions, LLC	CA
Blitz Distribution Limited	UK
Blitz Films Limited	UK
Blue Mountain State Productions Corp.	Canada (Federal)
Boss Kane Productions, Inc.	CA
Bottled Vines Productions Inc.	British Columbia
Box Productions, LLC	CA
Brendita’s Films, LLC	DE
C4 Productions, Inc.	CA
Caller Productions, Inc.	CA
Casual Productions, Inc.	CA
CATX Certain Slant 12 Productions, Inc.	CA
CATX Exorcism 12 Productions, Inc.	CA
CATX Reawakening 12 Productions, Inc.	CA
CATX Two Eyes 12 Productions, Inc.	CA
CATX Wee 12 Productions, Inc.	CA
CB Development. LLC	CA
CB Direct, LLC	CA
CBLG Productions, LLC	CA
CBNU Productions, LLC	CA

Chains Productions, Inc.	CA
Checkmate Productions, LTD	UK
Cherries Productions, LLC	CA
Chevalier Productions, Inc.	CA
Christie Love Productions, Inc.	CA
ComicRockStar, Inc.	CA
Condemned Productions, Inc.	CA
Confidential Productions, Inc.	CA
Cooper Productions Louisiana, LLC	LA
Coupon Productions Canada Inc.	Canada (Federal)
Coupon Productions, Inc.	CA
Covered Moon Productions, LLC	CA
Crash Television Productions, Inc.	CA
Crushed Productions, Inc.	CA
Dancing Productions, Inc.	CA
Dare Productions, Inc.	CA
Davyco Productions, LLC	CA
DD1 Productions Canada Inc.	Canada (Federal)
DD1 Productions, LLC	CA
DD2 Acquisition Corp.	CA
Debmar Studios, Inc.	CA
Debmar/Mercury (WW) Productions, LLC	CA
Debmar/Mercury International Limited	UK
Delish Project, LLC	DE
Delish Television Development, LLC	DE
Despair Island, LLC	CA
Desperados, LLC	CA
DHW Productions, LLC	CA
Diable Productions, Inc.	CA
Digital Murder, Inc.	CA
Disaster Artist, LLC	CA
DJ Love Productions, LLC	CA
DJM Services Inc.	CA
Donor Productions, Inc.	CA
Drawback Productions, LLC	CA
Driving All The Way Productions, LLC	CA
DVG Productions, LLC	CA
DWP Productions, LLC	CA
Elah Productions, LLC	CA
Entertainment Capital Holding II S.a.r.l.	Luxembourg
Entertainment Capital Holdings S.a.r.l.	Luxembourg
Eternal Acquisitions Corp.	DE
Extinct Shadow Productions, LLC	CA

Extreme Logging, LLC	CA
Fibby, LLC	CA
Film Holdings Co.	DE
Find Series Productions, LLC	CA
First Pick Productions, Inc.	CA
First Pick Productions, LLC	CA
Fitness TV International, Inc.	DE
Flarsky Productions, LLC	CA
Foo Productions, Inc.	CA
For Our Kids Entertainment, LLC	DE
Four Fellas Productions, LLC	DE
Friends Financing, Inc.	DE
Full Moon Productions, LLC	CA
Garnish Productions Canada Inc.	Canada (Federal)
GC Films, Inc.	CA
GC Productions USA, Inc.	CA
Get Some Productions, LLC	CA
GGX Productions, Inc.	CA
Ghost Hunters Productions, LLC	CA
GLC New Enterprise Licensing, LLC	CA
Go For Broke Productions, Inc.	NY
GOE Productions, LLC	CA
Good Boys Productions, LLC	CA
Good Evel Productions, Inc.	CA
Good Universe Development, LLC	CA
Good Universe Films, LLC	DE
Good Universe International, LLC	CA
Good Universe Media, LLC	DE
Graves Productions, Inc.	CA
Gray Matters Productions Limited	UK
Grindstone Entertainment Group, LLC	CA
Grudge Reboot, LLC	CA
Guilt Productions, Inc.	CA
HGMJ Productions Canada Inc.	British Columbia
Highchair Productions, Inc.	CA
Higher Post LLC	CA
Hiker Productions, LLC	CA
Honored Productions, Inc.	CA
Hot Talk, LLC	CA
Houdini Productions, Inc.	CA
House Row Productions, LLC	CA
HSKL Productions Canada, Inc.	CA
HSKL Productions, Inc.	Canada (Federal)

IFE Finance GP Inc.	Ontario
Iniquity Productions Limited	UK
Invisible Casting Inc.	CA
IV Productions, Inc.	PA
IV3D Productions, Corp.	Ontario
Jardinero Productions, LLC	CA
Jessabelle Productions, Inc.	CA
Johnson Goode, LLC	CA
Journal Productions, Inc.	CA
Just Rewards Productions, Inc.	CA
JV1 Delish LLC	DE
JW2 Productions Canada Inc.	Quebec
JW2 Productions NY, LLC	CA
K1 Productions, Inc.	CA
Kill Pit Productions, Inc.	PA
Knowing Domestic Rights, LLC	CA
Knowing Productions, LLC	CA
Lady Prison Productions, Inc.	NY
Landscape Entertainment Corp.	DE
Laurel Chandler, LLC	CA
Layover Productions, Inc.	CA
LG Capital Corporation	British Columbia
LG Capital Holdings Inc.	DE
LG Feature One NZ Limited	New Zealand
LG Horror Channel Holdings, LLC	DE
LG JV Servicing Company	DE
LG Leopard GP Canada Inc.	Ontario
LG Productions Canada ULC	British Columbia
LG UK Film Ventures LLC	CA
LGAC 1, LLC	DE
LGAC 3, LLC	DE
LGAC International LLC	DE
LGDG Films Inc.	CA
LGDS Development, Inc.	CA
LGDS Direct, Inc.	CA
LGDS Productions, Inc.	CA
LGJA, LLC	DE
LG-Max LLC	CA
LGTV Development (UK) Limited	UK
LGTV Productions, Inc.	CA
LGTV Set Up 1 Productions, Inc.	CA
Lions Gate Ancillary LLC	DE
Lions Gate Australia Pty Ltd.	Australia

Lions Gate Capital Holdings, LLC	DE
Lions Gate China UK Limited	UK
Lions Gate Consulting (Beijing) Co., Ltd.	Beijing
Lions Gate Digital Projects, Inc.	CA
Lions Gate Digital Studios, Inc.	CA
Lions Gate Entertainment (Hong Kong) Limited	Hong Kong
Lions Gate Entertainment Canada Corp.	Nova Scotia
Lions Gate Entertainment Inc.	DE
Lions Gate Exhibition, Inc.	DE
Lions Gate Films Holdings Company #1, Inc.	CA
Lions Gate Films Holdings Company #2, Inc.	CA
Lions Gate Films Inc.	DE
Lions Gate Films Licensing LLC	DE
Lions Gate Films of Puerto Rico, Inc.	Puerto Rico
Lions Gate Home Entertainment UK Limited	UK
Lions Gate India S.a.r.l.	Luxembourg
Lions Gate India, Inc.	DE
Lions Gate India LLP	India
Lions Gate Interactive, Inc.	DE
Lions Gate International (UK) Film Development Limited	UK
Lions Gate International (UK) Limited	UK
Lions Gate International (UK) TV Development Limited	UK
Lions Gate International Holdings S.a.r.l.	Luxembourg
Lions Gate International Media Limited	UK
Lions Gate International Motion Pictures S.a.r.l.	Luxembourg
Lions Gate International Sales, LLC	DE
Lions Gate International Slate Investment SA.	Luxembourg
Lions Gate Mandate Financing Vehicle Inc.	DE
Lions Gate Media Canada GP Inc.	British Columbia
Lions Gate Media Canada Limited Partnership	British Columbia
Lions Gate Media Ltd.	UK
Lions Gate Music Corp.	British Columbia
Lions Gate Music Publishing LLC	DE
Lions Gate Music, Inc.	DE
Lions Gate Online Shop, Inc.	CA
Lions Gate Pennsylvania, Inc.	PA
Lions Gate Pictures UK Limited	UK
Lions Gate Productions, LLC	CA
Lions Gate Records, Inc.	CA
Lions Gate Releasing LLC	DE
Lions Gate Spirit Holdings, LLC	DE
Lions Gate Television Development LLC	CA
Lions Gate Television Inc.	DE

Lions Gate Television International - Latin America, Inc.	CA
Lions Gate Tennessee, Inc.	TN
Lions Gate True North Corp.	DE
Lions Gate True North Media, LLC	DE
Lions Gate UK Limited	UK
Lions Gate X Productions Corp.	Canada (Federal)
Lions Gate X Productions, LLC	DE
Lions Gate X-US Productions, LLC	DE
Lionsgate - TISA Television International, LLC	CA
LionsGate Channels 2, Inc.	DE
Lionsgate LBE, Inc.	CA
Long Night Productions, LLC	LA
Love Lessons Productions, Inc.	CA
Ludus Productions, Inc.	CA
LWH Productions, LLC	CA
Lyonheart, Inc.	CA
MacArthur Park Productions, Inc.	CA
Mandate Films, LLC	DE
Mandate Pictures, LLC	DE
MJLH Productions Limited	UK
MK Animated, LLC	CA
MOAL, LLC	CA
Mort Productions Ltd.	UK
Mort Productions US, Inc.	CA
Mother Productions Corp.	Ontario
MQP, LLC	DE
Mucho Movies, Inc.	DE
Music City Productions, Inc.	CA
MusicX Publishing, LLC	CA
Namor Productions, LLC	DE
Napa Productions Pty Ltd.	Australia
Networks CTS, Inc.	DE
NGC Films, Inc.	CA
Niche Productions, LLC	CA
NR Productions, Inc.	CA
Nurse Productions, Inc.	NY
NYSM2 Productions Limited	UK
NYSM2 Productions, LLC	CA
OB Productions, Inc.	LA
Old Hickory Productions, Inc.	DE
Overture Films, LLC	DE
P2 Productions U.S., LLC	CA
PantaYA, LLC	DE

Pearl River Holdings Corp.	British Columbia
Peeples Productions, Inc.	CA
Pencils Productions, LLC	CA
PGH Productions, Inc.	PA
Pilgrim Films and Television, LLC	CA
Pilgrim Media Group, LLC	DE
Pilgrim Operations, LLC	CA
Pilgrim Pictures, LLC	CA
Pilgrim Productions, LLC	CA
Pilgrim Publishing, LLC	CA
Pilgrim Studios, Inc.	CA
Pilgrim TAPS, LLC	CA
PLLG Legal, Inc.	CA
Power Mongering Despot, Inc.	CA
Practice Productions, LLC	CA
Preach Productions, Inc.	CA
Presidential Productions, Inc.	CA
Primal Media Limited	UK
Privileged Productions Limited	UK
Production Management Inc.	NM
Profiler Productions, Inc.	CA
Project X Productions, LLC	CA
PSGM, Inc.	CA
Puck Productions, LLC	CA
PWG Productions, Inc.	CA
PX1 Productions, Inc.	CA
R&B Productions, Inc.	CA
Rabbit Productions Inc.	CA
Red 2 US Productions, LLC	CA
RG Productions, Inc.	CA
RHO Productions Limited	UK
RHO Productions, LLC	CA
Rockhouse Images, LLC	CA
Rock Acquisition, LLC	DE
Rosie Productions Limited	UK
Royals Productions, Inc.	CA
RRR Productions, LLC	CA
Saint Productions, Inc.	CA
Sample Productions Canada Inc.	Canada (Federal)
Screening Room, Inc.	CA
SDI Productions, Inc.	CA
Seashore GER 1, Inc.	CA
Seashore GER 2, Inc.	CA

Seashore GER 3, Inc.	CA
See Me Louisiana, L.L.C.	LA
SELP, LLC	CA
SF1 Productions, Inc.	CA
Shirt Productions Canada Inc.	Canada (Federal)
Shirt Productions, Inc.	CA
SHK Productions, LLC	CA
Silent Development Corp.	DE
Skillpa Productions, LLC	CA
Sono, LLC	LA
South Shore Productions, Inc.	CA
Southern Fish, Inc.	CA
Spinel Productions Ltd	UK
Spinel Productions, Inc.	CA
Spoken Productions, Inc.	CA
SS3 Productions, Inc.	PA
Stanton Productions, LLC	CA
Starz Acquisition LLC	DE
Starz Ballet Productions, LLC	DE
Starz Black Samurai Productions, LLC	DE
Starz Canada Holdco, LLC	DE
Starz Docu-Series Productions, LLC	DE
Starz Entertainment, LLC	CO
Starz Entity Holding Company, LLC	DE
Starz Evil Dead New Zealand Limited	New Zealand
Starz Evil Productions, LLC	DE
Starz Family Crimes Productions, LLC	DE
Starz Fashion Productions, LLC	DE
Starz Finance Corp	DE
Starz Heels Productions, LLC	DE
Starz Independent, LLC	DE
Starz Investments, LLC	DE
Starz Leavenworth Productions LLC	DE
Starz Liberty City Productions, LLC	DE
Starz LLC	DE
Starz Media Group, LLC	DE
Starz Media, LLC	DE
Starz Nu Documentary Productions, LLC	DE
Starz Pirates Productions, LLC	DE
Starz Pour Vida Productions, LLC	DE
Starz Power Productions, LLC	DE
Starz Remorse Productions LLC	DE
Starz Secret Keepers Productions, LLC	DE

Starz Sweetbitter Productions, LLC	DE
Starz The Field Productions, LLC	DE
Starz Valley Production, LLC	DE
Step Up 5 Productions Canada, Inc.	Canada (Federal)
Step-Up Productions, Inc.	CA
SU4, LLC	CA
SU5 Productions, Inc.	CA
Summit Distribution of Puerto Rico Corporation	Puerto Rico
Summit Distribution, LLC	DE
Summit Entertainment Development Services	CA
Summit Entertainment Limited	Cyprus
Summit Entertainment, LLC	DE
Summit Guaranty Services, LLC	CA
Summit International Distribution, Inc.	DE
Summit Productions, LLC	CA
Summit Signature, LLC	DE
Sweat Productions, Inc.	CA
TCT Productions, Inc.	NY
Term Productions, Inc.	CA
Tough Trade Productions, Inc.	TN
Townies Productions, LLC	LA
Townies 2 Productions, LLC	LA
Tribeca Short List, LLC	DE
True North Media, LLC	DE
TSBD Louisiana, LLC	LA
TSBD Productions, LLC	CA
TWA Productions, Inc.	CA
Tweed Productions, LLC	CA
Twilight Domestic Rights, LLC	CA
Twilight Productions, LLC	CA
U.R.O.K. Productions, Inc.	CA
Umpire Productions, LLC	CA
United Fandom, LLC	CA
UNZ Productions, Inc.	CA
Vandalay Entertainment, LLC	CA
Verdict Productions, Inc.	PA
Verona Productions, LLC	CA
Vestron Inc.	DE
Wallflower, LLC	CA
Washer Productions, Inc.	CA
Weeds Productions Inc.	CA
Whirlwind Entertainment Group, LLC	DE
White Famous Productions, Inc.	CA

Wikal Productions, LLC	CA
Women in Comedy Documentary, LLC	CA
Xmas Films, Inc.	NY
Xmas Productions, LLC	CA
YKM Productions, Inc.	CA